EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT



The Stockholders and Board of Directors
Interactive Flight Technologies, Inc.:


We consent to the use of our report dated December 11, 1998 incorporated herein by reference.

                                                  KPMG LLP

Phoenix, Arizona
January 15, 1999